Exhibit 10.6

CREATIVE REALITIES, INC.

RETENTION BONUS PLAN

Effective February 17, 2021

Award Agreement

Subject to the terms and conditions of the Creative Realities, Inc. Retention Bonus Plan (the "Plan"), including the requirement for the undersigned Participant to timely execute (and not revoke) the Waiver and Release Agreement attached hereto as Annex A (the "Waiver and Release"), the Board hereby determines that the undersigned Participant shall be eligible to receive an Award in the amount set forth below as the Award Amount. Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as set forth in the Plan (attached hereto as Annex B).

Amount of the Award and the Respective Payment / Issuance Dates:

Pursuant to the terms of the Plan, including the vesting and risk of forfeiture provisions set forth in Section 5 of the Plan, and the form and timing of payment and issuance set forth in Section 6 of the Plan, the "Award Amount" shall be equal to [_________________] dollars ($______.00) payable in cash, and shares of common stock of Creative Realities, Inc. (the "Company") having an aggregate value of [_________________] dollars ($______.00). The cash and stock portions of the Award Amount shall each vest fifty percent (50%) on the date hereof, twenty-five percent (25%) on the first anniversary of the date hereof and twenty-five percent (25%) on the second anniversary of the date hereof. The shares of common stock of Creative Realities, Inc. that vest on the date hereof shall be valued at $2.00 per share, and all other shares issuable upon vesting shall be valued equal to the trailing 10-trading day volume weighted average price (VWAP) of Company common stock as reported on the Nasdaq as of the Vesting Date. If the Vesting Date is a legal holiday in New York, New York, the issuance or calculation shall be made as of the next business day after the Vesting Date.

Participant Acknowledgment:

The undersigned Participant acknowledges receipt of a copy of the Plan, this Award Agreement, and the Waiver and Release, and represents that he or she is familiar with the provisions hereof and thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The undersigned Participant has reviewed the Plan, this Award Agreement, and the Waiver and Release in their entirety, has had an opportunity to obtain the advice of legal counsel prior to executing this Award Agreement, and fully understands all provisions of the Plan, this Award Agreement, and the Waiver and Release. The undersigned Participant hereby agrees that all questions of interpretation and administration relating to the Plan, this Award Agreement, and the Waiver and Release shall be solely resolved by the Board. Further, the undersigned Participant hereby acknowledges and understands that he or she (and not the Company) shall be solely responsible for his or her tax liability that may arise as a result of his or her receipt of the Award Amount.

CREATIVE REALITIES, INC.	PARTICIPANT:

By:
Signature
Its:

Date:	Print Name

ANNEX A

CREATIVE REALITIES, INC.

WAIVER AND RELEASE AGREEMENT

This Waiver and Release Agreement (this "Agreement") is made and entered into by and between Creative Realities, Inc., a Minnesota corporation (the "Company"), Reflect Systems, Inc., a Delaware corporation (“Reflect”), and [____________________] (the "Participant"). For purposes of this Agreement, each of the Company, Reflect, and the Participant are herein referred to as a "Party" and collectively as the "Parties."

WHEREAS, the Company and Reflect provided the Participant with an Award Agreement (the "Award Agreement") under the Retention Bonus Plan (the "Plan");

WHEREAS, pursuant to the Award Agreement and the Plan and in consideration of the Participant's right to receive any payment under the Award Agreement and the Plan, the Participant must sign and return and not revoke this Agreement;

WHEREAS, the Company and Reflect have delivered this Agreement to the Participant for his or her review and consideration as of [________] (such date, the "Delivery Date"); and

WHEREAS, the Company, Reflect and the Participant each desire to settle all matters, rights and claims related to the Participant's employment with Reflect through the date the Participant signs this Agreement..

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in the Award Agreement, the Plan and in this Agreement, and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1. Release of Released Parties.

(a) In consideration for the right to receive the Award Amount (as defined in the Award Agreement) in accordance with the terms of the Award Agreement and the Plan, and the mutual promises contained in the Award Agreement, the Plan and in this Agreement, the Participant (on behalf of himself/herself, his/her heirs, administrators, representatives, executor and assigns) hereby releases, waives, acquits and forever discharges the Company, Reflect, their Affiliates and each of their respective predecessors, successors, parents, subsidiaries, assigns, agents, current and former directors, officers, shareholders, employees, partners, employee benefit plans, administrators, representatives, and attorneys, and all other persons acting by, through, under or in concert with the Company (collectively, the "Released Parties"), from any and all demands, rights, disputes, debts, liabilities, obligations, liens, promises, acts, agreements, charges, complaints, claims, controversies, and causes of action of any nature whatsoever, whether statutory, civil, or administrative, whether known or unknown that the Participant had in the past, now has or may have against any of the Released Parties, arising in whole or in part at any time on or prior to the execution of this Agreement, in any way related to, connected with or arising out of his or her employment or engagement by the Released Parties or the termination thereof. For the purposes of this Agreement, "Affiliates" means all persons and entities directly or indirectly controlling, controlled by or under common control with the Company and/or Reflect where control may be by management authority, equity interest or otherwise.

(b) This release specifically includes, but is not limited to, any claims of discrimination of any kind, breach of contract or any implied covenant of good faith and fair dealing, tortuous interference with a contract, intentional or negligent infliction of emotional distress, breach of privacy, misrepresentation, defamation, wrongful termination, or breach of fiduciary duty; provided, however, that the foregoing release shall not release the Company from the performance of its obligations under this Agreement.

ANNEX A

(c) Additionally, this release specifically includes, but is not limited to, any claim or cause of action arising under Title VII of the Civil Rights Act of 1964, 42 U.S.C.A. §§ 2000 et seq., as amended by the Civil Rights Act of 1991; the Americans With Disabilities Act, 42 U.S.C. §§ 12101 et seq.; 42 U.S.C. § 1981; the Age Discrimination in Employment Act of 1967, 29 U.S.C. § 621, et seq., as amended by the Older Workers Benefit Protection Act of 1990 (the "Age Discrimination in Employment Act"); the Employee Retirement Income Security Act of 1974, 29 U.S.C. §§ 1001 et seq.; the Family and Medical Leave Act; the Texas Commission on Human Rights Act, the Texas Payday Act, the Texas Anti-Retaliation Act, Chapter 21 of the Texas Labor Code; and the wage and hour, wage payment and/or fair employment practices laws and statutes of the state or states in which the Participant has provided services to the Company or any of its Affiliates, each as amended from time to time, and/or any other federal, state or local statute, regulation, requirement, or common law cause of action of similar effect regarding employment-related causes of action.

(d) Notwithstanding the foregoing, this Agreement does release or waive any of the following claims: (i)  any claim pursuant to the terms and conditions of the federal law known as COBRA or similar state law; (ii) any claim for indemnity under any indemnification agreement with the Company or under its organizational documents, as provided by applicable state law or under any applicable insurance policy with respect to the Participant's liability as an employee, director or officer of the Company or its Affiliates; (iii) any claim the Participant may have as an employee participating in the Company's 401(k) plan; (iv) any claim that may arise after the Participant signs this Agreement; or (v) any claim that may not be waived pursuant to applicable law.

(e) Nothing contained in this Agreement shall be construed to prohibit the Participant from filing a charge with or participating in any investigation or proceeding conducted by a federal, state, or local government agency (e.g. Equal Employment Opportunity Commission (“EEOC”), National Labor Relations Board (“NLRB”), U.S. Securities and Exchange Commission) or other comparable agency, provided, however, that the Participant hereby agrees to waive his or her right to recover monetary damages or other individual relief in any such charge, investigation or proceeding or any related complaint or lawsuit filed by the Participant or by anyone else on his or her behalf. Further, nothing in this Agreement, the Award Agreement or the Plan limits, restricts or in any other way affects the Participant's communicating with any governmental agency or entity, or communicating with any official or staff person of a governmental agency or entity, concerning matters relevant to the governmental agency or entity or receiving an award or monetary recovery pursuant to the Securities and Exchange Commission's whistleblower program. The Participant does not need prior authorization to make such reports or disclosures and is not required to notify the Company that he or she has made any such report or disclosure.

2. Acknowledgements of the Participant.

(a) The Participant understands and agrees that this Agreement, including the general release of claims set forth in Section 1, creates legally binding obligations and that the Company, Reflect and their Affiliates have therefore advised the Participant to consult an attorney before signing this Agreement. In signing and not revoking this Agreement, the Participant gives the Company and its Affiliates assurance that he or she has signed it voluntarily and with a full understanding of its terms; that the Participant has had sufficient opportunity of not less than twenty-one (21) days, before signing this Agreement, to consider its terms and to consult with an attorney, if the Participant desired to do so, or to consult with any other of those persons to whom reference is made in the first sentence of Section 3 below; and that, in signing this Agreement, the Participant has not relied on any promises or representations, express or implied, that are not set forth expressly in this Agreement.

ANNEX A

(b) The Participant acknowledges that he or she has received all salary, wages, paid time-off benefits, commission, bonuses, or other incentive compensation for all labor and services performed for the Released Parties through the date Participant executes this Agreement and has been reimbursed for all business expenses incurred on behalf of the Released Parties through the date hereof, and that, except as expressly provided under this Agreement, the Company does not owe and will not pay to the Participant any further expense reimbursement amounts, or compensation of any kind, for any period prior to the date Participant executes this Agreement.

(c) The Participant acknowledges that the obligation of the Released Parties to make payments to the Participant or on the Participant's behalf under this Agreement, and the Participant's right to retain the same, is expressly conditioned upon the Participant signing and not revoking this Agreement and continued full performance of his or her obligations under this Agreement.

3. Confidentiality. The Participant agrees to keep this Agreement, its terms, and the Award Amount completely confidential; provided, however, that he or she may reveal such information (i) to his or her attorney, accountants, financial advisor, or spouse (in each case only on condition that they agree not to further disclose such information to others), (ii) as required by a court of competent jurisdiction, or (iii) as otherwise required by law. Notwithstanding the foregoing, nothing in this Agreement prohibits the Participant from reporting possible violations of federal law or regulation to any government agency or entity or making other disclosures that are protected under whistleblower or other provisions of law. The Participant does not need prior authorization to make such reports or disclosures and is not required to notify the Released Parties that he or she has made any such report or disclosure.

4. Time Period for Considering this Agreement. The obligations of the Released Parties under this Agreement are contingent upon the Participant executing and delivering this Agreement to the Company. The Participant may take up to twenty-one (21) days from the Delivery Date (the "Consideration Period") to consider this Agreement prior to executing it. The Participant may execute and deliver this Agreement at any time during the Consideration Period. The Participant agrees that any changes (material or immaterial) made to a prior version of this Agreement after the Delivery Date will not restart the running of the Consideration Period. Any execution and delivery of this Agreement by the Participant after the expiration of the Consideration Period shall be unenforceable, and the Released Parties shall not be bound thereby. The Participant shall have seven (7) days after execution of this Agreement to revoke ("Revocation Period") his or her consent to this Agreement by executing and delivering a written notice of revocation to Will Logan, Chief Financial Officer, at Creative Realities, Inc., 13100 Magisterial Drive, Ste 100, Louisville, Kentucky 40223 in person, by mail or overnight delivery. No such revocation by the Participant shall be effective unless it is in writing and revoked by the Participant prior to the expiration of the Revocation Period. Upon delivery of a notice of revocation to the Released Parties, the obligations of the Parties under this Agreement shall be void and unenforceable, with the exception of the Participant's obligation to keep this Agreement confidential under Section 3 above.

5. Effective Date. This Agreement shall become effective on the eighth (8th) day after Participant signs, without revoking pursuant to Section 4, this Agreement provided that it is also signed by the Company.

6. Governing Law, Jurisdiction & Venue. This Agreement, and any and all interactions between the Parties arising under or resulting from this Agreement, shall be governed by and construed in accordance with the laws of the jurisdiction set forth in Section 8(h) of the Plan, without regard to any conflict of laws principles that would result in the application of the laws of another jurisdiction. Each Party irrevocably consents to dispute resolution and venue provisions of the Plan set forth in Section 8(i) of the Plan. The Participant represents to the Company that the Participant has not filed any charge or complaint, nor initiated any other proceedings, against the Company or any of its employees or agents, with any governmental entity or court.

ANNEX A

7. Injunctive Relief. Notwithstanding any other term of this Agreement, it is expressly agreed that a breach of this Agreement will cause irreparable harm to the Company and that a remedy at law would be inadequate. Therefore, in addition to any and all remedies available at law, the Company will be entitled to injunctive and/or other equitable remedies in the event of any threatened or actual violation of any of the provisions of this Agreement.

8. Entire Agreement. The Award Agreement, the Plan and this Agreement constitute the entire agreement between the Parties pertaining to the matters encompassed within the Award Agreement, the Plan and this Agreement, and supersede any other prior or contemporaneous communications, understandings or agreements, whether written or oral, that may exist between them relating to the matters encompassed in the Award Agreement, the Plan and herein, except that this Agreement does not in any way supersede or alter covenants not to compete, non-disclosure or non-solicitation agreements, or confidentiality agreements that may exist among the Parties, all of which shall remain in full force and effect in accordance with their terms. This Agreement may not be modified or amended, and no breach shall be deemed to be waived, unless agreed to in writing by (i) the Participant, (ii) a duly-authorized officer of the Company and (iii) the Stockholders' Representative (as defined in the Merger Agreement (as defined in the Plan)).

9. Severability. If any provision of this Agreement is found to be illegal or unenforceable, such finding shall not invalidate the remainder of this Agreement, and that provision shall be deemed to be severed or modified to the minimum extent necessary to equitably adjust the Parties' respective rights and obligations under this Agreement. However, should the general release provisions in Section 1 of this Agreement be declared or determined by any court of competent jurisdiction to be illegal or unenforceable, and should the Participant thereupon seek to institute any claims that would have been within the scope of the general release, the Company shall be entitled to immediate repayment of, and the Participant shall immediately return, the Award Amount.

10. Execution. Facsimile copies of signatures to this Agreement are as valid as original signatures.

[SIGNATURES ON NEXT PAGE]

ANNEX A

THE PARTICIPANT'S SIGNATURE BELOW MEANS THAT THE PARTICIPANT HAS READ THIS AGREEMENT AND AGREES AND CONSENTS TO ALL THE TERMS AND CONDITIONS CONTAINED HEREIN.

THE PARTICIPANT:

Signature

Print Name

Dated:

CREATIVE REALITIES, INC.

By:

Its:

Date:

REFLECT SYSTEMS, INC.

By:

Its:

Date:

ANNEX B

CREATIVE REALITIES, INC.

RETENTION BONUS PLAN

[Attach a copy]